                                                                   EXHIBIT 99.12


[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS


                          $[325,000,000] (APPROXIMATE)

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2005-14HE


                            [THE WINTER GROUP LOGO]


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                  JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
     SERVICING ADMINISTRATOR, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                         U.S. BANK NATIONAL ASSOCIATION
                                    TRUSTEE

                                  JULY 19, 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
--------------------------------------------------------------------------------


                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

WA DTI                            DEAL NAME                           DATA
DTI DISTRIBUTION               DTI <10.00                     %            23.45
                               DTI 10.00-19.99                %             1.80
                               DTI 20.00-29.99                %            14.92
                               DTI 30.00-39.99                %            14.48
                               DTI 40.00-49.99                %            40.82
                               DTI 50.00-59.99                %             4.51
                               DTI 60.00-69.99                %             0.01

    BALANCE               # OF LOANS       WAC          WA FICO         WA LTV      OWNER OCC %      CASHOUT REFI%      FULL DOC%
$600,000-650,000                  20      6.7720            682         75.153           80.204              0.000        19.973
$650,001-700,000                   1      6.7500            712         42.810          100.000              0.000         0.000
$700,001-750,000                   3      6.7380            658         69.717           66.121              0.000        32.298
$751,001-800,000
$800,001-850,000                   1      7.5000            717         65.780            0.000              0.000         0.000
$850,001-900,000                   2      6.4990            750         76.596           49.576              0.000        50.424
$900,001-950,000                   1      6.8750            703         70.000          100.000              0.000         0.000
$950,001-1,000,000                 6      6.4620            688         61.016          100.000             33.655        50.537
>$1,000,000                        1      6.5000            698         65.000          100.000              0.000         0.000

              WA IO  NUMBER OF                  AVG. LOAN     % OF     WA    WA    % OWNER      %         %      WA     % FULL
PRODUCT TYPE   TERM    LOANS      LOAN BALANCE   BALANCE    TOTAL IO  FICO   LTV   OCCUPIED  PURCHASE  INVESTOR  DTI      DOC
6 MONTH ARM
 120 MONTH IO   120          3    1,135,910.00  378,636.67      0.58   635  72.06     28.52     71.48      5.45  49.89    5.45
2/28 ARM
 24 MONTH IO     24         33    9,410,930.00  285,179.70      4.84   658  80.83     90.11     65.91      9.89  43.05   35.06
2/28 ARM
 60 MONTH IO     60         80   24,658,276.00  308,228.45     12.68   679  79.07     80.44     79.45     17.43  42.85   17.81
2/28 ARM
 120 MONTH IO   120         87   23,587,071.00  271,115.76     12.13   690  77.50     66.55     73.22     26.10  36.63   18.22
3/27 ARM
 36 MONTH IO     36          8    3,096,766.88  387,095.86      1.59   684  83.60     90.79     29.20      9.21  34.52   50.03
3/27 ARM
 60 MONTH IO     60         11    2,921,180.00  265,561.82      1.50   630  81.74     82.46     55.30     17.54  41.22   52.42
3/27 ARM
 120 MONTH IO   120         64   21,215,420.00  331,490.94     10.91   696  76.86     72.75     52.14     20.36  31.28   15.36
5/25 ARM
 60 MONTH IO     60         32    9,167,096.00  286,471.75      4.71   715  75.99     84.30     70.86     10.55  38.78   24.43
5/25 ARM
 120 MONTH IO   120        144   31,934,933.00  221,770.37     16.42   690  78.22     65.39     72.82     24.33  35.54   30.55
7/23 ARM
 120 MONTH IO   120          1      500,000.00  500,000.00      0.26   739  66.67    100.00    100.00      0.00  23.45  100.00
30 FIXED
 60 MONTH IO     60          1      156,000.00  156,000.00      0.08   623  80.00    100.00    100.00      0.00   0.00    0.00
30 FIXED
 120 MONTH IO   120        281   66,715,821.00  237,422.85     34.30   691  77.07     56.43     72.28     42.59  38.79   28.61
     TOTALS:    103        745  194,499,403.88  261,073.03    100.00   688  77.79     67.82     69.97     27.62  37.78   25.69


                                                        INITIAL PERIODIC CAPS
------------------------------------------------------------------------------------------------------------------------------------
       PRODUCT TYPE           1.00%         1.50%          2.00%      2.50%       3.00%       3.50%   4.00%   4.50%       5.00%
6 MONTH ARM 120 MONTH IO    61,910.00             --             --      --              --      --      --      --              --
2/28 ARM 24 MONTH IO               --     384,000.00             --      --    9,026,930.00      --      --      --              --
2/28 ARM 60 MONTH IO               --   1,449,200.00   4,080,160.00      --   19,128,916.00      --      --      --              --
2/28 ARM 120 MONTH IO              --             --             --      --   23,380,571.00      --      --      --              --
3/27 ARM 36 MONTH IO               --             --             --      --    3,096,766.88      --      --      --              --
3/27 ARM 60 MONTH IO               --             --             --      --    2,921,180.00      --      --      --              --
3/27 ARM 120 MONTH IO              --             --             --      --   19,916,470.00      --      --      --              --
5/25 ARM 60 MONTH IO               --             --             --      --      334,960.00      --      --      --    8,167,036.00
5/25 ARM 120 MONTH IO              --             --             --      --              --      --      --      --   31,299,933.00
7/23 ARM 120 MONTH IO              --             --             --      --              --      --      --      --      500,000.00
30 FIXED 60 MONTH IO               --             --             --      --              --      --      --      --              --
30 FIXED 120 MONTH IO              --             --             --      --              --      --      --      --              --